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                                                            EXHIBIT 10.20
                                                            -------------


                      AMENDED AND RESTATED PROMISSORY NOTE




$200,000.00                                                 July 31, 1996

         FOR VALUE RECEIVED, the undersigned, CERAMICS PROCESS SYSTEMS CORPORATION, ("Maker"), promises to pay to the order of TEXAS INSTRUMENTS INCORPORATED, ("Lender"), 13500 North Central Expressway, Dallas, Texas 75265, or at such other place as the holder hereof may designate from time to time in writing, the principal sum of TWO HUNDRED THOUSAND AND NO/100 DOLLARS ($200,000.00), plus interest thereon and any other charges applicable thereto, on or before July 31, 1997 (the "Maturity Date").

         This Note is executed to amend, restate in its entirety, renew, continue and evidence all of the obligations heretofore evidenced by that certain Amended and Restated Promissory Note dated March 7, 1996, executed by Maker and payable to Lender in the original principal amount of TWO HUNDRED THOUSAND AND NO/100 DOLLARS ($200,000.00). This Note shall not be deemed or construed to constitute a novation of the Amended and Restated Promissory Note.

         The Maker promises to pay interest on the unpaid principal amount hereof at the rate of ten percent (10%) per annum until such principal amount is paid in full.

         Maker hereby acknowledges and agrees that all principal amounts under the Amended and Restated Promissory Note have been advanced in full prior to the date hereof.

         The principal of this Note, together with accrued and unpaid interest on the unpaid principal balance of this Note, shall be due and payable as follows: $5,000 due and payable on September 27, 1996; $10,000 due and payable on December 27, 1996; $15,000 due and payable on March 28, 1997; $20,000 due and payable on June 27, 1997; and the entire unpaid principal balance of this Note and all accrued and unpaid interest on the unpaid principal balance shall be due and payable on the Maturity Date.

         At the election of the holder hereof, upon the occurrence of a default, the unpaid principal balance hereof and all accrued and unpaid interest thereon, together with any other applicable charges, shall, without notice or demand, become immediately due and payable in full. Lender shall be entitled to enforce all rights and remedies available to Lender under applicable law.

         Demand, presentment, notice of non-payment and protest are hereby waived by Maker.

         This Note may be prepaid in whole or in part at any time or from time to time upon ten (10) days prior written notice to Lender.

         None of the terms or provisions of this Note may be excluded, modified or amended except by a written instrument duly executed on behalf of the holder expressly referring to this Note and setting forth the provisions so excluded, modified or amended.


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         This Note shall be governed by, and construed and interpreted in accordance with, the laws of the State of Texas (without reference to the conflict of laws rules of such State). Notwithstanding any other provision hereof, in no event shall Lender be entitled to receive or collect interest on the principal amount hereof in an amount in excess of the highest rate permitted by applicable law.

         This Note shall be binding upon Maker, its successors and assigns, and shall inure to the benefit of the successors and assigns of Lender.

         IN WITNESS WHEREOF, Maker has executed this Note to be effective as of the day and year first written above.

                                           CERAMICS PROCESS SYSTEMS CORPORATION


                                           By:    /s/ Grant C. Bennett
                                                  ------------------------------

                                           Name:  Grant C. Bennett
                                                  ------------------------------

                                           Title: President
                                                  ------------------------------





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